UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): April 4, 2005



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


     CAYMAN  ISLANDS                   333-75899                  66-0582307
(State or other jurisdiction of       (Commission              (I.R.S.  Employer
 incorporation  or  organization)      File  Number)        Identification  No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  7.01.  REGULATION  FD  DISCLOSURE.

In accordance with Regulation FD, information is being furnished below in connection with presentations to be made by the officers of Transocean Inc. ("we," "us," "our" or the "Company").

Our near-term market outlook for our High-Specification Floater fleet remains positive. We believe there is currently an evident capacity constraint for Fifth-Generation floaters through 2006 and that the industry is seeing some dayrates for these units approaching $300,000 and some longer duration contracts. We believe contracting opportunities are expanding beyond the traditional deepwater areas of the U.S. Gulf of Mexico, Africa and Brazil to other areas including the Far East, India and the Mediterranean Sea. We also see the technical requirements of operators increasing, resulting in a preference for Fifth-Generation units. We also anticipate opportunities for our Other Deepwater Floaters to continue to improve, with some current dayrate opportunities approaching $200,000. We also believe dayrates for Fourth Generation rigs in the Barents Sea could approach $250,000. Overall, we think there are a number of factors which should help sustain the current strong deepwater drilling cycle. Among these are rising world oil demand, limited production capacity, our belief that operators are more comfortable with a high oil price environment, the access of global offshore acreage by national oil companies, the limited potential supply additions in the short-term and deepwater drilling success rates.

Our near-term market outlook for our Other Floaters fleet is also positive, but we believe there is greater uncertainty relating to the duration of the current cycle. Fleet utilization is up significantly and we are beginning to see an increase in term contract opportunities. We believe there are current dayrate opportunities for this sector of the industry in the range of $100,000 to $160,000, although some opportunities are lower and are dependent upon a number of factors including the duration of the potential contract. We anticipate that this sector will be more sensitive to continued high crude prices than the High-Specification Floater fleet.

Our near-term market outlook for our Jackup fleet is positive, with strong customer demand in most regions. Utilization remains high, and dayrates continue to improve. However, the speculative newbuilds in this sector is a growing concern beyond 2005.

We would note that we are concerned about the impact of increasing wages and the weakening dollar on our cost structure. We expect capital expenditures to be $225 million to $250 million in 2005, including the purchase of the semisubmersible M.G. Hulme, Jr., and $175 million to $225 million in 2006.

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Statements to the effect that we "anticipate," "believe," "estimate," "expect," or "view" a particular result or course of events, or that such result or course of events "could," "might," "may" or "should" occur, and similar expressions, are also intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to our near-term outlook for our High-Specification Floater, Other Floater and Jackup fleets, dayrates, contract opportunities, contract durations, the sustainability of the currently strong demand for our rigs, preference for our Fifth-Generation units, the level of capital expenditures and costs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the year ended December 31, 2004 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

The information in Item 7.01 of this report is being furnished, not filed. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRANSOCEAN  INC.



Date:  April  4,  2005                   By:     _______________________________
                                         Name:   William  E.  Turcotte
                                         Title:  Associate  General  Counsel